PAYMENT UNDERTAKING AGREEMENT


                            Dated as of July 1, 1996

                                     between


                       OLD DOMINION ELECTRIC COOPERATIVE,



                                       and


                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                   B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH



                        CLOVER UNIT 2 GENERATING FACILITY
                                       AND
                                COMMON FACILITIES

                          PAYMENT UNDERTAKING AGREEMENT

                  This PAYMENT UNDERTAKING AGREEMENT, dated as of July 1, 1996 (this "Agreement"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (herein together with its successors and assigns, called "Old Dominion"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", New York Branch (herein in such capacity, together with its successors and assigns, called the "Bank").

                                  WITNESSETH:

                  WHEREAS, Old Dominion has entered into the Participation Agreement referred to below with the Facility Owner; and

                  WHEREAS, in consideration for the payment by Old Dominion of a certain amount, the Bank is willing to make certain payments to the Facility Owner on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and of the payment of a fee to the Bank, it is HEREBY AGREED:

SECTION 1.        DEFINITIONS.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement, dated as of July 1, 1996, among Old Dominion, Clover Unit 2 Generating Trust, Wilmington Trust Company (in the capacities set forth therein), EPC Corporation and Utrecht-America Finance Co.

         Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         "Confirmation  Certificate"  shall have the meaning ascribed thereto in
Section 6.6 hereof.

         "Old  Dominion  Creditor"  means  any  creditor  of Old  Dominion,  Old
Dominion as debtor in possession, or any trustee, receiver, liquidator, custodian or other similar official of Old Dominion appointed as such in an involuntary case, voluntary case or other proceeding seeking liquidation, reorganization or other similar relief to Old Dominion or its assets.

         "Payment Undertaking Payment Date" means any date listed on Schedule A hereto.

         "Scheduled Payments" means at any time the amounts payable by the Bank pursuant to Section 3.1 by reference to Schedule A.

         "Specified Sum" means $219,407,935.73.

SECTION 2.        SPECIFIED SUM.

                  SECTION 2.1. SPECIFIED SUM. Old Dominion and the Bank hereby agree that subject to and in consideration for the payment by Old Dominion to the Bank on the Closing Date of the Specified Sum at such account as the Bank may specify in payment instructions to Old Dominion on or prior to the Closing Date, the Bank shall make any and all of the payments required under Section 3 hereof. Old Dominion acknowledges that payment of the Specified Sum is absolute and unconditional and shall not be refundable to Old Dominion under any circumstance or for any reason, including, for the reason that Old Dominion is not required in fact to meet in whole or in part said payment obligations under the Operating Agreements. Old Dominion agrees that (i) it will not have any right, title or interest in or to the Specified Sum and upon payment of the Specified Sum to the Bank, the Specified Sum will cease to be an asset of Old Dominion and will become an asset solely of the Bank, (ii) such payment of the Specified Sum will be irrevocable once made and will not be subject to avoidance or recapture by Old Dominion or any Old Dominion Creditor and (iii) neither Old Dominion nor any Old Dominion Creditor will be entitled to assert any Lien or claim, or to exercise remedies, with respect to such payment.

SECTION 3.        PAYMENTS.

                  SECTION 3.1. SCHEDULED PAYMENTS. The Bank, in consideration for payment by Old Dominion of the Specified Sum, shall make payments to the Facility Owner or its assignee in the amounts and on the dates specified on Schedule A hereto.

                  SECTION 3.2.      SPECIAL REPAYMENTS.

                  (a) Subject to Section 3.6, the Bank shall pay to the Facility Owner or its assignee on the dates specified in Section 13.1 of the
Participation Agreement an amount equal to the discounted present value (computed using a discount rate equal to the Series A Loan Rate) on such date of the unpaid amounts of Scheduled Payments that would thereafter have become payable under Section 3.1 hereof. The Bank agrees to make the payments required of it by this Section 3.2 in accordance with Sections 13.1 and 13.2 of the Participation Agreement in the circumstances contemplated thereby.

                  (b) Upon payment in full of amounts pursuant to Section 3.2(a), the Bank shall be released from the payment of any future Scheduled Payments under Section 3.1, PROVIDED, HOWEVER, that if the date of payment pursuant to Section 3.2(a) is a Payment Undertaking Payment Date, the Bank shall also pay to the Facility Owner or its assignee the Scheduled Payment payable on such Payment Undertaking Payment Date.

                  (c) In consideration for payment by Old Dominion to the Bank of the Specified Sum, the Bank shall be obligated to make payment under this Agreement regardless of whether Old Dominion is required to make payments of Equipment Payments and Foundation Payments under the Operating Agreements.

                  SECTION 3.3. OVERDUE INTEREST. Any amount payable by the Bank hereunder which shall not be paid when due shall bear interest at the Overdue Rate from the due date of such amount until the date of its payment.

                  SECTION 3.4. NO OTHER PAYMENTS. Except as expressly provided in this Section 3, the Bank shall have no obligation to make any payment hereunder.

                  SECTION 3.5. TIME, PLACE AND METHOD OF MAKING PAYMENTS. All payments required to be made hereunder shall be made to the Facility Owner or its assignee in immediately available funds prior to 10:00 A.M., New York City time, on the date on which such payment is due at the Facility Owner's address for payments specified on Schedule B hereto (or at such other place as the Facility Owner or its assignee may designate in writing to the Bank by two Business Days' notice prior to the date on which such payment is due).

                  SECTION 3.6. PAYMENT UPON WRITTEN NOTICE. Scheduled payments under Section 3.1 shall be made by the Bank without further act or notice by any Person. Other payments hereunder shall be made only upon delivery of a written notice (given at least two Business Days prior to the payment dates specified in
Section 13.1 of the Participation Agreement) from either of Old Dominion or the Facility Owner, accompanied by an Officer's Certificate of either such Person stating that the circumstances requiring such payment hereunder have occurred and including a sufficient description of such circumstances as shall satisfactorily evidence the requirements of the subject payment to be made hereunder.

                  SECTION 3.7. USE OF PAYMENTS. It is understood and agreed that the Bank will have no responsibility or obligation with respect to the applications of monies upon their payment to the Person entitled thereto pursuant to the provisions hereof.


                  SECTION 3.8. BUSINESS DAY CONVENTION. Unless otherwise specified herein, any relevant date for a payment to be made by the Bank that would otherwise fall on a day that is not a Business Day will be made on the first succeeding day that is a Business Day, without additional interest on such payment.

SECTION 4.        REPRESENTATIONS OF THE BANK.

         The Bank represents and warrants that:

                  (a) Organization. It has full power and authority to conduct its business as presently conducted, to own or hold under lease its properties and to execute, deliver and perform this Agreement.

                  (b) Due Authorization. Its execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part and do not require any stockholder approval, or any approval or consent of, or notice to, any trustee or holder of any indebtedness or obligation of the Bank.

                  (c) Legal, Valid and Binding Obligations. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the rights of creditors generally and by general principles of equity regardless of whether enforcement is pursuant to a proceeding in equity or at law.


SECTION 5.        PLEDGE AND RE-PLEDGE.

         The parties acknowledge that Old Dominion has assigned and pledged any right, title and interest it may have in this Agreement to the Facility Owner pursuant to the Payment Undertaking Pledge Agreement to secure its obligations under the Operating Agreements and that the Facility Owner will pledge its right hereunder and repledge its rights under the Payment Undertaking Pledge Agreement to the Agent on behalf and for the benefit of the Series A Lender under the Loan Agreement as security for the Facility Owner's obligations under the Series A Loan Certificate. The Bank hereby consents to such pledge and repledge.


SECTION 6.        MISCELLANEOUS.

         SECTION 6.1. RELEASE OF BANK. Any payment in accordance with the provisions hereof by the Bank to the Facility Owner or the Agent on behalf and for the benefit of the Series A Lender as its assignee shall release the Bank from any further liability hereunder to the Facility Owner in respect of such payment.

         SECTION 6.2. NOTICES. All notices, demand or other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by certified or registered mail or overnight delivery service, return receipt requested, postage prepaid, or telecopy to the party to whom they are directed at the respective addresses therefor set forth in Section 13.4 of the Participant Agreement, or at such other address as may be designated by notice from such party to all other parties. Any notice, demand or other communication given in a manner prescribed in this Section 6.2 shall be deemed to have been delivered on receipt.

         SECTION 6.3. AMENDMENT AND WAIVER. Neither this Agreement, or any provision hereof may be changed, waived, discharged or terminated orally, but only by a writing signed by the Bank and Old Dominion and, if directly or indirectly relevant to the Bank's obligations or the rights of the Facility Owner hereunder, the Facility Owner (and, if rights under this Agreement shall have been assigned, pledged or repledged, by the assignee thereof).

         SECTION 6.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York including all matters of construction, validity and performance.

         SECTION 6.5. INTERPRETATION. The headings of the sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

         SECTION 6.6. CHATTEL PAPER. To the extent, if any, that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created through the transfer or possession of any counterpart hereof other than the original counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Agent on the signature page thereof.

         SECTION 6.7. NO SET-OFF. All payments to be made by the Bank hereunder shall be paid without deduction, set-off or counterclaim of any kind whatsoever except that if any taxes are required under Applicable Law to be deducted or withheld from any payment hereunder, the Bank shall duly deduct or withhold such tax and such payment hereunder shall be made net of any such deduction or withholding.

         SECTION 6.8. THIRD-PARTY BENEFICIARY. The obligations of the Bank hereunder are intended to be for the benefit of the Facility Owner which shall be a third-party beneficiary hereof.

         SECTION 6.9. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 6.10. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 6.11. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of such party under this Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of such party.

         SECTION 6.12. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Operative Documents.

         SECTION 6.13. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the rights of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, or the subject matter hereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns, (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such Federal court, and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is improper or that this Agreement, or the subject matter hereof may not be enforced in or by such court. A final judgment obtained in respect of any action, suit or proceeding referred to in this Section 6.13 shall be conclusive and may be enforced in other jurisdictions by suit or judgment or in any manner as provided by Applicable Law. Each of the parties hereto hereby consents to service of process by registered mail, Federal Express, DHL or similar courier at the address to which notices to are to be given, it being agreed that service in such manner shall constitute valid service upon such party or its respective successors or assigns in connection with any such action or proceeding only; PROVIDED, HOWEVER, that nothing in this Section 6.13 shall affect the right of any of such parties or their respective successors or assigns to serve legal process in any other manner permitted by Applicable Law or affect the right of any of such parties or its respective property in the courts of other jurisdictions.

         SECTION 6.14. U. S. DOLLARS. This Agreement relates to an international financing transaction in accordance with which the specification of U.S. Dollars is of the essence, and U.S. Dollars shall be the currency of account in the case of all obligations under this Agreement.

         SECTION 6.15. EFFECTIVENESS OF AGREEMENT. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by Old Dominion and the Bank.

         IN WITNESS WHEREOF, each of Old Dominion and the Bank has caused this Agreement to be duly executed and delivered by their respective officers thereto duly authorized.

                                            OLD DOMINION ELECTRIC COOPERATIVE


                                        By: /s/ DANIEL M. WALKER
                                           ----------------------------------
                                           Name: Daniel M. Walker
                                           Title: Vice President
                                           Date: July 31, 1996



                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A.,
                                            "RABOBANK NEDERLAND",
                                            NEW YORK BRANCH


                                        By: /s/ JOSEPH A. INSINGA
                                           ----------------------------------
                                           Name: Joseph A. Insinga
                                           Title: Vice President
                                           Date: July 31, 1996


                                        By: /s/ CHRIS G. KORTLANDT
                                           ----------------------------------
                                           Name: Chris G. Kortlandt
                                           Title: Vice President
                                           Date: July 31, 1996

         CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS AGREEMENT AND THE PAYMENT OBLIGATIONS OF THE BANK HAVE BEEN ASSIGNED, PLEDGED AND/OR REPLEDGED TO AND ARE SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF THE UNDERSIGNED, AS AGENT ON BEHALF AND FOR THE BENEFIT OF THE SERIES A LENDER, UNDER THE LOAN AGREEMENT DATED AS OF JULY 1, 1996. THIS AGREEMENT HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE UNDERSIGNED ON THE SIGNATURE PAGE THEREOF. SEE
SECTION 6.6 HEREOF FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS THEREOF.

         Receipt of this original counterpart of this Agreement is hereby acknowledged on this 31st day of July, 1996.

                                                   UTRECHT-AMERICA FINANCE CO.,
                                                     as Agent


                                                   By: _______________________
                                                       Name:
                                                       Title:


                                                   By: _______________________
                                                       Name:
                                                       Title:

                                                                 SCHEDULE A
                                                                         TO
                                                        PAYMENT UNDERTAKING
                                                                  AGREEMENT






         PAYMENT UNDERTAKING
           PAYMENT DATE             PAYMENT AMOUNT
           ------------             --------------
              7/31/96                         0.00
              1/5/97                  7,343,093.21
              7/5/97                  2,160,000.00
              1/5/98                 13,295,387.43
              7/5/98                  2,160,000.00
              1/5/99                 13,187,025.52
              7/5/99                  2,160,000.00
              1/5/00                 13,189,488.29
              7/5/00                  2,160,000.00
              1/5/01                 13,189,432.32
              7/5/01                  2,160,000.00
              1/5/02                 13,189,433.59
              7/5/02                  2,160,000.00
              1/5/03                 13,189,433.56
              7/5/03                  2,160,000.00
              1/5/04                 13,189,433.56
              7/5/04                  2,160,000.00
              1/5/05                 26,133,768.60
              7/5/05                          0.00
              1/5/06                 15,349,433.56
              7/5/06                  2,160,000.00
              1/5/07                 13,189,433.56
              7/5/07                  2,160,000.00
              1/5/08                 14,894,926.18
              7/5/08                  2,160,000.00
              1/5/09                 16,600,418.79
              7/5/09                  2,160,000.00
              1/5/10                 16,600,418.79
              7/5/10                  2,160,000.00
              1/5/11                 16,600,418.79
              7/5/11                  2,160,000.00
              1/5/12                 16,600,418.79
              7/5/12                  2,160,000.00
              1/5/13                 16,600,418.79
              7/5/13                  2,160,000.00
              1/5/14                 16,600,418.79
              7/5/14                  2,160,000.00
              1/5/15                 16,600,418.79
              7/5/15                  2,160,000.00

              1/5/16                 16,600,418.79
              7/5/16                  2,160,000.00
              1/5/17                 16,600,418.79
              7/5/17                  2,160,000.00
              1/5/18                 16,600,418.79
              7/5/18                  2,160,000.00
              1/5/19                 10,374,454.89
              7/5/19                  8,527,463.09
              1/4/20                269,490,240.00

                                                                     SCHEDULE B
                                                                             TO
                                                  PAYMENT UNDERTAKING AGREEMENT


                      ADDRESS OF FACILITY OWNER AND/OR ITS
                             ASSIGNEES FOR PAYMENT



Facility Owner

Clover Unit 2 Generating Trust
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890-0001


Assignee for Payment

Utrecht-America Finance Co.
c/o Rabobank Nederland
245 Park Avenue
New York, New York  10167-0062

                                       11